SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
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☐	Preliminary Information Statement

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☑	Definitive Information Statement
JPC CAPITAL PARTNERS, INC.
(Name of Registrant as Specified in its Charter)
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JPC CAPITAL PARTNERS, INC.
3440 Preston Ridge Road
Suite 600
Alpharetta, GA 30005
Dear Stockholders:
Your are cordially invited to attend a special meeting of the stockholders of JPC Capital Partners, Inc.(the “Company” or “JPCI”) to be held at 10:00 a.m. local time, on July 30, 2008 at our executive offices located at 3440 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005. At the meeting you will be asked to:
1.	Elect six nominees as members of the Board of Directors, replacing the current board of directors;
2. Approve the proposed amendment to the Certificate of Incorporation:
a.	Increasing the number of authorized common shares from 95 million to 250 million;

b.	Effecting a 2 for 1 reverse stock split on issued and outstanding common shares;

c.	Changing the name of the company to “DIAS Holding, Inc.”; and

d.	Declassifying the Board of Directors and removing other director related provisions.
These proposals are being recommended for approval by the Board of Directors and are being made in connection with the requirements of a Stock Purchase Agreement and Securities Exchange (the “Exchange Agreement”) between the Company and Componus, Inc., a corporation organized under the laws of Nevada (“Componus”), pursuant to which JPC will purchase from Componus all issued and outstanding shares of Componus’s common stock in consideration for the issuance of 89,000,000 shares of JPCI common stock.
The Share Exchange will result in a change in control of the Company, with Componus owning approximately 87.25% of the Company’s common stock after giving effect to the reverse split. Upon the filing of the Amended Certificate of Incorporation and the closing of the transactions contemplated by the Exchange Agreement, (i) Componus will become a wholly-owned subsidiary of the Company, (ii) the Company will abandon its current line of business and adopt the business of Componus as its sole business, and (iii) the new Board of Directors intends to appoint a new slate of officers.
Stockholders representing approximately 85.8% of the issued and outstanding shares have indicated that they intend to vote to approve these proposals, which would be sufficient to insure that the proposals are approved.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
By order of the Board of Directors,
/s/ John C. Canouse, Chairman

JPC CAPITAL PARTNERS, INC.
3440 Preston Ridge Road
Suite 600
Alpharetta, GA 30005
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
Notice is hereby given that a special meeting of the stockholders of JPC CAPITAL PARTNERS, INC., a Delaware corporation (the “Company”, “us” or “we”) will be held at our principal office located at 3440 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005 on July 30, 2008 at 10:00 a.m. local time, for the purpose of considering and acting upon the following proposals:
1.	Amendment of the Company’s Certificate of Incorporation to:
A.	increase the number of authorized shares of common stock, par value $.001 per share (the “Common Stock”), of the Company from 95,000,000 shares to 250,000,000 shares;

B.	effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock based upon a ratio of 2 for 1.

C.	Change the name of the Company to “DIAS Holding, Inc.”

D.	Remove Article VI, declassifying the Board of Directors and removing special provisions related to appointment of Directors, meetings of Stockholders and other matters.
2.	Appointment of a new Board of Directors consisting of:
Hung-Lang “Eric” Huang Wang “Sara” Bing-Chin Huang Hsiu-Pin “Sharon” Hsu Cliff Nakayama Chun-Ying “John” Chen Yung-Hsiang “Paul” Chou
3.	Approve the adjournment of the annual meeting for any permitted reason.
Only stockholders of record at the close of business on July 8, 2008 are entitled to receive notice of and to vote at the meeting. Stockholders of record are invited to attend the meeting in person. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

JPC CAPITAL PARTNERS, INC.
3440 Preston Ridge Road
Suite 600
Alpharetta, GA 30005
SUMMARY TERM SHEET
We, JPC Capital Partners, Inc. (the “Company”, “we”, “us” or “our”) executed a Stock Purchase and Exchange Agreement (the “Exchange Agreement”) with Componus, Inc., a Nevada Corporation (“Componus”). The purpose and desired result of the Exchange Agreement is that Componus’s management and shareholders will assume control of the Company with Componus continuing its business operations as a subsidiary of the Company (please Exchange Agreement for further discussion). Componus provides, manufactures or sells forgings, casting, stamping, simi-finished and finished components to the Automobile industry (please see Componus Business and History). We believe that Componus’s line of business will enhance shareholder value, and after the share exchange is completed, we will cease our current line of business (please see Exchange Agreement).
The list below sets forth a summary of the terms of the Exchange Agreement and the process to effect its terms.
•	The Company increases its authorized common stock. This is necessary so that we have sufficient shares to issue to Componus’s shareholders in exchange for their Componus shares. Please see Proposal I, Part A, Increase in Authorized Common Stock.

•	The Company converts all issued and outstanding shares of its stock; each two shares you own will be converted into one share. Please see Proposal I, Part B, Reverse Stock Split. This is necessary so that after the exchange occurs, Componus shareholders will own approximately 87.25% of the Company’s shares. Please also see Pro-Forma Financial Information.

•	You should familiarize yourself with the effects and risk factors associated with a reverse split as described in this Information Statement. Please see Certain Risk Factors Associated with the Reverse Split. The primary risks are that your shares may not be worth as much after the split as before the split and that if you are left with an “odd lot” (fewer than 100 shares) the brokerage costs to sell your shares may increase.

•	The Company issues 89,000,000 shares of its common stock and exchanges it for all 89,000,000 issued and outstanding shares of Componus’s common stock. This results in (i) Componus becoming the Company’s wholly-owned subsidiary and (ii) Componus shareholders having a controlling interest in the Company. Please see Proposal I, Part A, Increase in Authorized Common Stock and Exchange Agreement.
•	The Company changes its name to “DIAS Holding, Inc.” to better reflect its new line of Business. Please see Proposal I, Part C, Name Change.

•	The Company amends its Certificate of Incorporation so that directors are no longer elected in three “classes”, each with a three year term; instead, shareholders will elect all directors each year. Other changes include removal of provisions related to voting, shareholder action without a meeting, and replacement of directors. We believe these changes will increase accountability and enhance our corporate governance policies. Please see Proposal I, Part D, Removal of Article VI from the Certificate of Incorporation.

•	The Company’s Shareholders elect a new slate of directors. Componus’s current shareholders have indicated that they intend to wholly replace current management and elect the slate of directors described in this Information Statement. Please see Proposal II — Election of Directors.
•	The Company’s Board of Directors has approved this transaction and recommends it for approval to the Stockholders. Please see Proposal I — Amendment to the Certificate of Incorporation. Stockholders representing approximately 85.8% of the Company’s issued shares have indicated that they intend to vote to approve these proposals. Such a vote would assure passage of the proposals. Please see Exchange Agreement, Outstanding Shares and Voting Rights, and Certain Relationships and Related Transactions.

INFORMATION STATEMENT
We, JPC Capital Partners, Inc. (the “Company”, “we”, “us” or “our”) are furnishing this information statement to you in connection with a special meeting of the stockholders to be held at our principal office located at 3440 Preston Ridge Road, Suite 600, Alpharetta, Georgia 30005 on July 30, 2008 at 10:00 a.m. local time, and at any adjournment thereof. Only stockholders of record at the close of business on July 8, 2008 (the “Record Date”) are entitled to vote at the meeting, or any postponements or adjournments of the meeting.
A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 accompanies this Information statement. This information statement was first mailed to stockholders on or about July 9, 2008.
At the special meeting, stockholders will be asked to:
I.	Amend of the Company’s Certificate of Incorporation to:
A.	increase the number of authorized shares of common stock, par value $.001 per share (the “Common Stock”), of the Company from 95,000,000 shares to 250,000,000 shares;

B.	effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock based upon a ratio of 2 for 1.

C.	Change the name of the Company to “DIAS Holding, Inc.”

D.	Remove Article VI, which will eliminate the requirement for Classes of Directors and staggered terms for such classes, special provisions related to appointment of Directors, and special provisions relating to meetings of Stockholders.
II.	Appoint a new Board of Directors consisting of:
Hung-Lang “Eric” Huang Wang “Sara” Bing-Chin Huang Hsiu-Pin “Sharon” Hsu Cliff Nakayama Chun-Ying “John” Chen Yung-Hsiang “Paul” Chou
III.	Approve the adjournment of the special meeting for any permitted reason.

Stockholders representing approximately 85.8% of the issued and outstanding shares have indicated that they intend to vote to approve these proposals, which would be sufficient to insure that the proposals are approved. Delaware General Corporation Law does not provide appraisal or dissenters rights to our stockholders for the events noticed herein.
PROPOSAL I — AMENDMENT TO THE CERTIFICATE OF INCORPORATION
On April 25, 2008, the Board of Directors of the Company approved an amendment, subject to stockholder approval, to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 95 million to 250 million, to effect a reverse stock split upon a ratio of 2 for 1, to change the name of the Company to “DIAS Holding, Inc.” and to remove provisions relating to the declassification of directors and other matters. A copy of the proposed Amendment to the Certificate of Incorporation are attached hereto as Appendix A.
A. Increase in Authorized Common Stock
The Board of Directors proposes to increase the number of shares of common stock from 95 million shares to 250 million shares, as required by the terms of the Exchange Agreement (please see the section below labeled “Exchange Agreement” for further information). The characteristics of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.
As of the Record Date, a total of approximately 26,591,546 shares of Common Stock are issued and outstanding. If approved, the 2 for 1 reverse stock split would reduce the issued and outstanding shares to approximately 13,296,000. Upon the issuance of 89,000,000 shares of common stock to Componus, Inc. pursuant to the Exchange Agreement, there will be approximately 102,306,000 common shares issued and outstanding and approximately 147,704,000 authorized but unissued common shares. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.
Except for the issuance of shares in connection with the Exchange Agreement, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.
B. Reverse Stock Split
The Board of Directors proposes to amend the Certificate of Incorporation to effect a 2 for 1 reverse stock split. This reverse split is required pursuant to the terms of the Exchange Agreement. When effective, the reverse stock split will automatically apply to all shares of Common Stock then issued and outstanding. The reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power. However, the reverse stock split, together with the increase in authorized common stock, will increase the Board’s ability to issue authorized and unissued shares without further stockholder action.
The principal effect of the reverse stock split will be that the number of shares of our Common Stock issued and outstanding will be reduced from 26,591,546 shares to approximately 13,296,000 shares. No fractional shares will be issued; all fractional shares will be rounded up to the next whole share. In addition, commencing with the effective date of the reverse stock split, all outstanding options entitling the holders thereof to purchase shares of the Company’s common stock will entitle such holders to receive, upon exercise of their options, a one-half of the number of shares of the Company’s common stock which such holders may purchase upon exercise of their options. Correspondingly, commencing on the effective date of the reverse stock split, the exercise price of all outstanding options and warrants will be doubled and the number of shares of common stock issuable upon conversion or exercise of such outstanding options and warrants will be decreased by one-half.
The reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.
Certain Risk Factors Associated with the Reverse Stock Split
Effect on Market Capitalization
There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all Common Stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split. A decline in the market price of the Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Common Stock could be adversely affected following such a reverse stock split.
Effect on Fractional Stockholders
You will not receive fractional post-reverse stock split shares in connection with the reverse stock split. All post-split shareholdings will be rounded-up to the nearest full share.
Effect on Registered and Beneficial Stockholders
Upon a reverse stock split, we intend to treat stockholders holding Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Standard Register and Transfer Company, Inc., as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Authorized Shares
The reverse stock split would affect all issued and outstanding shares of Common Stock and outstanding rights to acquire Common Stock. Upon the effectiveness of the reverse stock split, the number of authorized and unissued shares of Common Stock would increase due to the reduction in the number of shares of Common Stock issued and outstanding. We may issue such shares in the future. If we issue such shares, the ownership interest of holders of our Common Stock will be diluted.
Accounting Matters
The reverse stock split will not affect the par value of the Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to Common Stock on its balance sheet will be reduced proportionately, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be restated because there will be fewer shares of Common Stock outstanding.
Procedure for Effecting Reverse Stock Split
We will promptly file a Certificate of Amendment with the Secretary of State of the State of Delaware to amend our existing Certificate of Incorporation after the proposal to amend the Certificate of Incorporation is approved at the Special Meeting. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the “split effective date.” Beginning on the split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Exhibit A to this Information Statement.
Under the Delaware Law, the state in which the Company is incorporated, the reverse stock split does not require the Company to provide dissenting stockholders with a right of appraisal and the Company will not provide stockholders with such right.
Federal Income Tax Consequences of Reverse Split
The Company believes that the Federal income tax consequences of the reverse stock split to holders of common stock will be as follows:
      (i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

      (ii) Except as explained in (v) below, the tax basis of the post-reverse split shares will equal the tax basis of the pre-reverse split shares exchanged therefore.
      (iii) Except as explained in (v) below, the holding period of the post-reverse split shares will include the holding period of the pre-reverse split shares if such pre-reverse split shares were held as capital assets.
      (iv) The conversion of the pre-reverse split shares into the post-reverse split shares will produce no taxable income or gain or loss to the Company.
      (v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.
The Company’s opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.
THE ABOVE DISCUSSION IS A BRIEF SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE.
C. NAME CHANGE
The Board of Directors proposes to change the name of the Company to “DIAS Holding, Inc.” This change is required pursuant to the terms of the Exchange Agreement and will better reflect the new line of business of the Company. The name change will be effective upon filing of the amended Certificate of Incorporation.
D. REMOVAL OF ARTICLE VI FROM THE CERTIFICATE OF INCORPORATION
The Board of Directors proposes to remove Article VI from the Certificate of Incorporation. Article VI provides:
     A. Election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.
     B. The directors, other than those who may be elected by the holders of Preferred Stock under specified circumstances, shall be divided into three classes with the term of office of the first class (Class I) to expire at the annual meeting of the stockholders held in 2000; the term of office of the second class (Class II) to expire at the annual meeting of stockholders held in 2001;

the term of office of the third class (Class III) to expire at the annual meeting of stockholders held in 2002; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.
     C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause may be filled (a) by the stockholders at any meeting, (b) by a majority of the directors, although less than a quorum, or (c) by a sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors consisting the Board of Directors shall shorten the term of any incumbent director.
     D. Any action required or permitted to be taken by the stockholders of the corporation may be effected by any consent in writing by such stockholders.
     E. Special meetings of stockholders of the corporation may be called only by either the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorship at the time any such resolution is presented to the Board for adoption), the Chairman of the Board or the Chief Executive Officer.
This proposal would modify how Directors are elected, how they are appointed in the case of a vacancy or expansion of the Board and when and how certain special meetings of the stockholders may be called. Upon removal of Article VI, corresponding default provisions of Delaware General Corporation Law would govern the Corporation and the Board of Directors.
One important change which would result from the removal of Article VI is the declassification of the Directors. In its present form, the Certificate of Incorporation provides that the Directors shall be divided into three classes, with each class of Directors serving a three year term and with each term staggered by one year. Thus, only 1/3 of all Directors are typically elected at any annual meeting.
Classified boards have been widely adopted by companies and have a long history in corporate law. Those supporting classified boards assert that they promote the independence of directors in that directors elected for multi-year terms are less subject to outside influence. Advocates of classified boards also believe that they provide continuity and stability in the management of the business and affairs of a company since a majority of directors will have prior experience as directors of the company. Supporters further assert that classified boards may enhance shareholder value by motivating an entity seeking control of a target company with a classified board to initiate arms-length discussions with the board of the target company because the entity would be unable to replace the entire board in a single election.
Some investors, however, have come to view classified boards as having the effect of insulating directors from being accountable to a corporation’s shareholders. A classified board of directors, for example, limits the ability of shareholders to elect all directors on an annual basis and exercise influence over a company, and may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees. The election of directors is the primary means for shareholders to influence the business and affairs of the Company and to hold directors accountable for implementation of policies. A classified board may also make it more difficult for another company to acquire the Company, which could reduce the market price of the Company’s common stock and the price that the shareholder may ultimately receive when their stock is sold.
Other changes which would result from the removal of Article VI are the removal of the provision permitting the existing directors to fill vacancies on the Board without shareholder approval and the limitation that only the Chairman, a majority of the Directors or the Chief Executive Officer may call a call a special meeting of the Stockholders (Article VI.E).
All of these proposed changes are intended to increase director accountability to shareholders and continue to enhance the Company’s corporate governance policies and procedures. After careful consideration of the various arguments for and against the removal of Article VI, the Board of Directors proposes remove Article VI. This determination by the Board furthers our goal of ensuring that the Company’s corporate governance policies establish director accountability to the Company’s shareholders and will allow our shareholders the opportunity each year to act upon their views on the performance of the Board of Directors by electing all directors annually.
The Board of Directors has unanimously approved the proposed amendment to the Certificate of Incorporation described above and when approved by the requisite vote of the shareholders, the Certificate of Incorporation will be amended to remove Article VI.
PROPOSAL II — ELECTION OF DIRECTORS
Our Bylaws set forth the range in number of Directors between two and seven, each of whom will serve until replaced at an annual or special meeting of the Shareholders. Each Nominee for Director was named by Componus pursuant to the terms of the Exchange Agreement and therefore was not subject to being named by a nomination committee. The nominees, if elected, will determine whether to form compensation and audit committees and whether to accept compensation for their role as Directors. No nominee for Director has any current or prior transactions with the Company other than through Componus and the Exchange Agreement and none have previously served or presently serve on the Board of Directors; thus, all nominees are presently deemed independent. Some or all of theses nominees may be named officers of the Company after the transactions contemplated by the Exchange Agreement are closed; however, Componus has not indicated which, if any, of these nominees will serve as officers of the Company. The nominees for Director are set forth below:

Name	Age
Hung-Lang “Eric” Huang	50
Mr. Hung-Lang has served as the Componus’s Chairman and President since December, 2005 and CEO since October, 2006 when he founded the Componus. He is currently responsible for strategy and operations. He also founded Asia Forging Supply Co., Ltd and has served as its Chief Executive Officer and President since 1998. Prior to founding both companies, Mr. Huang was Vice President of Hwa Fong Steel Forging Company Ltd., (1984 to 1997) and Hwa Kien Director of Han Tai and Taiwan Automotive Industry Association (1998 to present). Mr. Huang graduated from Taipei Technology University of Taiwan in 1978.

Wang Bing-Chin “Sara” Huang	51
Mrs. Wang Bing-Chin Huang has served Componus as its Chief Financial Officer and Director since 2005 and has also served Asia Forging Supply Co., Ltd. as its Chief Financial Officer and Director since 1998. She presently oversees Financial Planning and Management for both companies. Mrs. Huang has previously served as Finance Dept. Manager of Hwa Fong Steel Forging Company Ltd., (1975 to 1998) and presently on the Board of Directors of Hwa Kien Heavy Industry Corporation and Hwa Kien Technology Company Ltd.

Hsiu-Pin “Sharon” Hsu	42
Mrs. Hsiu-pin Hsu has served Componus as a Director since December, 2005. Mrs. Hsu was one of the partners of DER YU CPAs/DER Yu Management Consulting Co. and was a Client Financial Consultant from September 1995 to October, 2007. Since October, 2007 until present, Mrs. Hsu has been a Partner with KingNah CPAs firm.

Cliff Nakayama	55
Mr. Cliff Nakayama served Componus as its CEO from December 2005 until October, 2006 and as a Director since December, 2005. Mr. Nakayama is a Managing Director of Mostwell International LLC and is a contributing member of the Silicon Valley Chapter of the Association for Corporate Growth, Asian American Multi-Technology Association, Chinese-American Semiconductor Professional Association, the Japan-America Society and the Society of Automotive Engineers. Mr. Nakayama is a graduate of the U.S. Military Academy at West Point, New York and earned his MBA from the Pepperdine University.

Chun-Ying “John” Chen	55
Mr. Chun-Ying Chen has served Componus as a Director since January 2008. Mr. Chen has worked in the technology industry since 1985. He was the Marketing Director for ACER Group from 1985 to 2001. From 2001 to 2005, Mr. Chen served at Palit Group and FIC Group as their president and as a special assistant to the CEO. Presently, Mr. Chen is the Executive Advisor and President of Zebex Industries, Inc., positions he has held since March, 2005. Mr. Chen achieved an associate degree in Electronics Engineering from National Taipei Institute of Technology, Taipei, Taiwan, in 1974. He received a Bachelor degree and a Masters degree from American Commonwealth University, San Diego, California, USA in 1991 & 1992. He received a Doctor of Philosophy in Business Administration from Pacific Coast University, Baton Rouge, Louisiana, USA in 1993.

Yung-Hsiang “Paul” Chou	47
Mr. Yung-Hsiang Chou has served Componus as a Director since January, 2008. Since 2003, Mr. Chou has been a lecturer of Industry Analysis for several colleges, including Yuen-Pei Technology College, Suchow University, De Ming Technology College, and Chi Li Technology College. From 1990 to 2003, Mr. Chou was a researcher, analyst of industry and planner of market strategy for many different institutes and companies. Mr. Chou has studied for his Doctor Program of Industrial Economics at National Central University, Taiwan since 2003. Mr. Chou achieved his masters degree in Physics at National Cheng-Kung University in 1998 and his Bachelors degree of Physics at National Cheng-Kung University in 1986.
EXCHANGE AGREEMENT
On March 13, 2008, the Company executed a Stock Purchase Agreement and Share Exchange (the “Exchange Agreement”) with Componus, Inc. a Nevada corporation (“Componus”) whose principal office is located at 16630 Southfield Road, Allen Park, Michigan 48101. The Exchange Agreement provides for the acquisition of Componus whereby Componus shall become a wholly owned subsidiary of the Company. In connection with acquisition of Componus, the Company shall issue 89,000,000 total shares of common stock, which will represent and equate to approximately 87.25% of the total issued and outstanding common stock of the Company after the transaction is closed (the “Closing”). These shares will be issued in exchange for all of the issued and outstanding shares of Componus. The Exchange Agreement contemplates that, in connection with the Closing, each of the current officers and directors of the Company shall resign. These actions will result in a change of control of the Company.
The Exchange Agreement contains customary representations, warranties and covenants of the Company and Componus, including, among others, a covenant by the Company to maintain and keep its property in good condition, to perform under its agreements and to not enter into material agreements, issue shares, declare dividends, transfer assets or take other material actions without the consent of Componus. The Closing is conditioned upon, among other items, the approval of the proposals set forth in this information statement. Stockholders controlling approximately 85.8% of the issued and outstanding shares have stated they will vote to approve the proposals, which would assure the approval of such proposals.
The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Exchange Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Exchange Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are cautioned not to rely on the representations, warranties and covenants or any descriptions thereof in the Exchange Agreement as characterizations of the actual state of facts or condition of the Company.
After the transactions contemplated by the Exchange Agreement are effected, Our present line of business, investment banking and fundraising for small cap publicly traded companies, will cease. We believe that Componus’s line of business serving the automotive, trucking, railway and petroleum industries with raw, finished and assembled components (please see Componus Business and History ) will provide greater shareholder value and long-term growth potential.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION ON PLAN OF OPERATION
You should read the following description of our financial condition and results of operations in conjunction with the financial statements and accompanying notes set forth in Appendix B.
Overview
Componus is a holding company for two operational lines of business, one in Asia, the other in the United States of America.
The first is Asia Forging Supply Co., Ltd (“AFS”), a wholly owned subsidiary of Componus, performing as a prime contractor for customers contracting with Componus for sources and products in the automotive, transportation, and hardware industries. Componus specializes in providing and managing the sourcing of safety-related components, careful project management, and expertise in high quality control. AFS is a one-stop supplier for auto metal parts, and is represented globally with sales & service locations in over 14 countries on 4 continents. AFS works with all types of customers, from Tier 1 and Tier 2 of OEMs to regional and international aftermarket customers. AFS is a TS16949 and ISO9001 certified vendor of Volvo, Dana, Affinia, Delphi, TRW, Magna and Linamar, among others. With over 25 years of experience in the industry, its major product lines are chassis parts, transmission parts, powertrain, suspension, and brake systems, comprised of finished, and semi-finished parts and subassemblies using hot, warm, cold, and combination forgings, as well as upset forging. Besides forgings, AFS offers castings (ductile iron/ gray iron, die casting, squeeze casting, investment casting, etc.), stampings & stamping tooling, fasteners, and forged & cast wheels. Typically, then array of metal-formed products sources from AFS include:
•	Hot, cold, warm-forged Forgings (blanks, semi-finished, finished)

•	Castings (investment, shell, die blanks, semi-finished, finished)

•	Wheels (steel, aluminum, cast, forged)

•	Stamping Tooling (side, front, rear body)
•	Sub-assemblies (CV joints, axles)

•	Specialty forged or cast finished components (furniture, door handles)
For more information about AFS, refer to its website at www.asiaforging.com .
The Second is Detroit International Auto Salon (“DIAS”), a year-round automotive components, parts, assemblies, and accessories display and sourcing exhibition center. Opened in the Fall of 2007, this regional Detroit, Michigan marketplace enables Asia-based and other international suppliers to showcase their products in the center of the American automotive industry. Located in Allan Park, Michigan, DIAS is recognized by the Wayne County Economic Development office, the Wayne County Airport Authority, the Detroit Regional Economic Partnership. For more information about DIAS, refer to its website at www.detroitautosalon.com .
PRODUCTS & SERVICES
Componus receives revenues from two sources. First, by managing the development and production of metal-formed products throughout its factory sources, then consolidating and delivering goods described below in accordance with single-buy or open-ended customer contracts.
•	Auto body: Stamping and tooling

•	Chassis: Steering, suspension, wheels, CV Axles, Control arm assemblies, Pitman Arm assemblies, Cast and forged Aluminum wheels, Magnesium components, springs, shocks, bars, support beams, valves, joints, racks, knuckles, tie rods, and wishbones

•	Commodoties: castings, forgings, extrusions, molds, stamping, and tooling

•	Electrical: Actuators, displays, fobs, star cores, switches, and wiring

•	Materials: Steel, aluminum, magnesium, coatings and finishings

•	Multi-Purpose: Fasteners, screws, bolts nuts, brackets, bushings, connectors, washers, wires, refined petroleum products, and pneumatic devices
Powertrain: Axle shafts, differentials, joints, transmission components
Second, Componus receives revenues from a range of Asia-based and international supplying companies or factories annually subscribing to display and showcase their products and/or sales collateral. The types of subscriptions include:
•	Small to large scale dedicated “booth type” displays,

•	Component display cabinets and racks, and

•	Brochure and collateral center
Currently, DIAS is housed in a 380,000 square feet facility physically divided into “salons” dedicated to:
•	Forgings,

•	Driveline products,

•	Powertrain products,

•	Wheel & Performance products, and

•	Catalogues & collateral.

Plans are underway to expand the types of salons for:
•	Electronics products and accessories,

•	Classis car parts and accessories,

•	Design services,

•	OES/OEM samples and models, and

•	Periodicals & books.
Fiscal Year Ended December 31, 2007
Sales. Sales were $14,593,144 for the year ended December 31, 2007.
Cost of Goods Sold. Cost of goods were $10,593,144 or 72.6% of sales, for the year ended December 31, 2007.
Gross Profit. Gross profit increased to $4,436,864 or 30% of sales, for the year ended December 31, 2007.
Selling, General and Administrative Expenses. General and administrative expenses were $2,259,993 or 23% of sales, for the year ended December 31, 2007.
Depreciation, Amortization and Depletion. Depreciation, amortization and depletion was $230,833 for the year ended December 31, 2007.
Interest Income. Interest Income was $22,377 for the year ended December 31, 2007.
Interest Expense. Interest expense was $402,708 for the year ended December 31, 2007.
Net Loss. For the year ended December 31, 2007, we incurred a net loss of $185,230, or $0.0017 per share. The average number of shares of common stock used in calculating earnings per share was 107,986,301 for the year ended December 31, 2007.
Comparison of the three month period ended March 31, 2008 to the three month period ended March 31, 2007
Sales. Sales increased to $3,418,102 for the three month period ended March 31, 2008 from $2,178,449 for the three month period ended March 31, 2007. The $1,239,653 or 57% increase in sales reflects deliveries for repeat and new products ordered by existing clients, whose demand increased from the previous year.
Cost of Goods Sold. Cost of goods sold increased to $2,348,060 or 69% of sales, for the three month period ended March 31, 2008 from $1,473,600, or 68% of sales, for the three month period ended March 31, 2007. The increase in cost of goods sold reflects increases for the cost of raw material ( such as steel) and the stronger New Taiwan Dollar compared to the previous year.
Gross Profit. Gross profit increased to $1,070,042 or 31% of sales, for the three month period ended March 31, 2008 from $704,849, or 32% of sales, for the three month period ended March 31, 2007. The increase reflects the proportional rise relative to sales compared to the previous year.
Selling, General and Administrative Expenses. General and administrative expenses decreased to $373,978 or 11% of sales, for the three month period ended March 31, 2008 from $526,451 or 24% of sales, for the three month period ended March 31, 2007. Componus’s reduction reflects decreases in staffing costs, and improvements in managing operational expenses when compared to the previous year.
Depreciation, Amortization and Depletion. Depreciation, amortization and depletion increased to $36,657 for the three month period ended March 31, 2008 from $32,484 for the three month period ended March 31, 2007 reflecting a slight increase in fixed assets purchases.
Interest Income. None.
Interest Expense. Interest expense decreased slightly to $100,378 for the three month period ended March 31, 2008 compared with $100,719.
Net Loss. For the three month period ended March 31, 2008, we achieved a net profit of $22,109, or $0.0003 per share, as compared to a net loss of ($329,543) for the three month period ended March 31, 2007, or ($0.0026) per share. The average number of shares of common stock used in calculating earnings per share decreased 36,000,000 shares to 89,000,000 from 125,000,000 shares as a result of the reverse stock split of two to one shares.
Liquidity and Capital Resources
Net Cash Used in Continuing Operations. During the three month period ended March 31, 2008, net cash used in continuing operations was $730,137 compared with $530,608 for the three month period ended March 31, 2007.
Net Cash Used in Investing Activities. During the three month period ended March 31, 2008, net cash used in investing activities increased to $(111,186) compared with $(7,377) for the three month period ended March 31, 2007. The increase was primarily a result of additions to plants and equipment.
Net Cash (Used in) Provided by Financing Activities. During the three month period ended March 31, 2008, net cash provided by financing activities was $778,948 resulting from the proceeds of short term loans. This compares to cash used in financing activities of $(631,389) for the three month period ended March 31, 2007 resulting from Componus’s repayments of short term loans.

MARKET PRICE OF AND DIVIDENDS ON COMPONUS’S COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS
A. Market information.     Componus’ common stock is not traded on any public market or electronic quotation system.
B. Holders.     On March 31, 2008, there were 89,000,000 shares of common stock issued and outstanding and no shares of preferred stock issued or outstanding. As of March 31, 2008, there were approximately 120 holders of record of Componus’ common stock as determined from Componus’ transfer agent’s list.
C. Dividends.     No dividends have been paid on the common stock of Componus. Componus does not intend to pay cash dividends on its common stock in the foreseeable future, and anticipates that profits, if any, received from operations will be devoted to Componus’ future operations. Any decision to pay dividends will depend upon Componus’s profitability at the time, cash available therefore and other relevant factors.
D. Securities authorized for issuance under equity compensation plans.     As of March 31, 2008, Componus does not have any securities authorized for issuance equity compensation plans.

CHANGES IN AND DISAGREEMENTS WITH COMPONUS’S ACCOUNTANTS
ON ACCOUNTING AND FINANCIAL DISCLOSURE
The financial statements of Componus as of December 31, 2007, have been audited by Michael F. Albanese CPA, an independent registered public accounting firm, as stated in their opinion, which has been rendered upon the authority of said firm as experts in accounting and auditing. Except with respect to the fiscal year ended December 31, 2006 which needed to be restated, there have been no changes in and/or disagreements with Michael F. Albanese CPA, our independent registered public accountants, on accounting and financial disclosure matters.
COMPONUS’S CONTROLS AND PROCEDURES
Componus maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in Componus’ Exchange Act reports (when such reports are required to be filed) is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to Componus’ management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure based closely on the definition of “disclosure controls and procedures” in Rule 13a-14(c). In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.
Within 90 days prior to the date of this information statement in anticipation of consummation of the transactions as set forth therein, Componus carried out an evaluation, under the supervision and with the participation of Componus’ management, including Componus’ Chief Executive Officer and Componus’ Chief Financial Officer, of the effectiveness of the design and operation of Componus’ disclosure controls and procedures. Based on the foregoing, Componus’ Chief Executive Officer and Chief Financial Officer concluded that Componus’ disclosure controls and procedures were effective.
There have been no significant changes in Componus’ internal controls or in other factors that could significantly affect the internal controls subsequent to the date Componus completed its evaluation.

COMBINED PRO-FORMA FINANCIAL INFORMATION
The following unaudited pro forma combined financial statements give effect to the transaction between Componus and the Company. In accordance with the Exchange Agreement pursuant to which the Company will purchase from Componus all issued and outstanding shares of Componus’s common stock in consideration for the issuance of 89,000,000 shares of JPC Capital Partners, Inc. common stock. The Share Exchange will result in a change in control of JPC Capital Partners Inc., with Componus owning approximately 87.25% of the JPC Capital Partners Inc., common stock after giving effect to a 2 for 1 reverse split of JPC Capital Partner’s, common stock. Upon the filing of the Amended Articles of Incorporation and the closing of the transactions contemplated by the Exchange Agreement, (i) Componus will become a wholly-owned subsidiary of JPC Capital Partners, Inc. (ii) JPC Capital Partners, Inc. will abandon its current line of business and adopt the business of Componus as its sole business. This transaction with be accounted for as a reverse acquisition.
The pro forma combined statements of operations for the quarter ended March 31, 2008 assumes that the Exchange Transaction was consummated on January 1, 2008. The pro forma combined balance sheet as of March 31, 2008 assumes the Share Exchange Transaction, 2 for 1 reverse split, distribution of assets and payment of liabilities were consummated on that date. The information presented in the pro forma combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Transaction, 2 for 1 reverse split, distribution of assets and payment of liabilities occurred as of the dates indicated, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Transaction and the 2 for 1 reverse split of the shares.
The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. These pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements of Componus Inc., and Asia Forging Supply Co., LTD.

COMPONUS INC., AND ASIA FORGING SUPPLY CO., LTD
COMBINED — PRO-FORMA BALANCE SHEET
AS OF MARCH 31, 2008
(unaudited)

	COMPONUS INC.,
	AND ASIA
	FORGING SUPPLY	JPC CAPITAL			Pro Forma Adjustments			PROFORMA
	CO., LTD.	PARTNERS, INC.	COMBINED		Debit		Credit	COMBINED
ASSETS
CURRENT ASSETS:
Cash and bank deposits	$534,724	$65,638	$600,362		—	(a)	65,638	$534,724
Accounts receivable, net	2,065,495	—	2,065,495		—		—	2,065,495
Marketable securities at market value	—	5,000	5,000		—	(a)	5,000	—
Notes receivable	147,890	—	147,890		—		—	147,890
Inventory	3,016,424	—	3,016,424		—		—	3,016,424
Prepaid and other current assets	1,144,475	6,416	1,150,891		—	(a)	6,416	1,144,475

Total current assets	6,909,008	77,054	6,986,062		—		77,054	6,909,008

FIXED ASSETS:
Land	1,411,063	—	1,411,063		—		—	1,411,063
Plant and equipment, net	2,512,585	1,599	2,514,184		—	(a)	1,599	2,512,585

Total fixed assets, net	3,923,648	1,599	3,925,247		—		1,599	3,923,648

Other assets	567,777	—	567,777		—		—	567,777

TOTAL ASSETS	$11,400,433	$78,653	$11,479,086		$—		$78,653	$11,400,433

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES:
Short Term Loans and current portion long-term debt	$3,905,423	$—	$3,905,423		$—		$—	$3,905,423
Accounts payable	2,755,489	345	2,755,834	(b)	345		—	2,755,489
Accrued expenses	836,425	362	836,787	(b)	362		—	836,425
Amounts due related parties	—	6,180	6,180	(b)	6,180		—	—
Advances of collection	295,646	—	295,646		—		—	295,646
Financing proceeds from stockholders	41,213	—	41,213		—		—	41,213
Other current liabilities	33,283	5,376	38,659	(b)	5,376		—	33,283

Total current liabilities	7,867,479	12,263	7,879,742		12,263		—	7,867,479

LONG TERM DEBT AND OTHER LIABILITIES:
Deferred rent	—	21,045	21,045	(b)	21,045		—	—
Long Term debt	1,505,467	—	1,505,467		—		—	1,505,467

Total long term debt and other liabilities	1,505,467	21,045	1,526,512		21,045		—	1,505,467

TOTAL LIABILITIES	9,372,946	33,308	9,406,254		33,308		—	9,372,946

STOCKHOLDERS EQUITY:
Common Stock ($.001 par value 595,000,000 shares authorized 115,592,000 shares issued and outstanding) ($.001 par value 250,000,000 shares authorized 102,296,000 shares issued and outstanding Pro-Forma)	89,000	26,592	115,592	(c)	13,296		—	102,296
Additional paid in capital	2,409,015	5,768,707	8,177,722	(a)(d)(e)	5,828,607	(b)(c)(e)	46,604	2,395,719
Legal reserve	14,220	—	14,220		—		—	14,220
Foreign currency translation adjustment	151,661	—	151,661		—		—	151,661
Unappropriated earnings	(636,409)	(5,493,704)	(6,130,113)		—	(d)	5,493,704	(636,409)
Unrealized holding loss on securities	—	(256,250)	(256,250)		—	(e)	256,250	—

Total stockholders equity	2,027,487	45,345	2,072,832		5,841,903		5,796,558	2,027,487

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$11,400,433	$78,653	$11,479,086		$5,875,211		$5,796,558	$11,400,433

See accompanying notes to unaudited combined financial statements

COMPONUS INC., AND ASIA FORGING SUPPLY CO., LTD
PRO FORMA COMBINED — PROFIT AND LOSS
FOR THE YEAR ENDED DECEMBER 31, 2007
(unaudited)

	COMPONUS INC.,
	AND ASIA
	FORGING SUPPLY	JPC CAPITAL			Proforma	PROFORMA
	CO., LTD.	PARTNERS, INC.	COMBINED		Adjustments	COMBINED

REVENUES:
Net Sales	$14,593,144	$1,049,576	$15,642,720	(f)	$(1,049,576)	$14,593,144
Cost of Goods Sold	10,156,280	—	10,156,280		—	10,156,280

Gross Profit	4,436,864	1,049,576	5,486,440		(1,049,576)	4,436,864

OPERATING EXPENSES:
General and Administrative	2,259,993	847,376	3,107,369	(f)	(847,376)	2,259,993
Selling	1,266,900	—	1,266,900		—	1,266,900
Research and Development	48,219	—	48,219		—	48,219
Depreciation and Amortization	230,833	3,688	234,521	(f)	(3,688)	230,833
Advertising	150,184	3,995	154,179	(f)	(3,995)	150,184
Bad Debts	82,351	—	82,351		—	82,351
Impairment Loss	304,401	—	304,401		—	304,401
Realized Loss on Securities	—	45,623	45,623	(f)	(45,623)	—

Total Operating Expenses	4,342,881	900,682	5,243,563		(900,682)	4,342,881

INCOME (LOSS) FROM OPERATIONS	93,983	148,894	242,877		(148,894)	93,983

OTHER INCOME AND EXPENSES
Interest expense	(402,708)	—	(402,708)		—	(402,708)
Interest income	22,377	—	22,377		—	22,377
Gain on foreign exchange	20,211	—	20,211		—	20,211
Rental income	38,267	—	38,267		—	38,267
Loss on disposal of fixed asset	(23,772)	—	(23,772)		—	(23,772)
Other	88,229	(2,072)	86,157	(f)	2,072	88,229

Total Other Income (Expense)	(257,396)	(2,072)	(259,468)		2,072	(257,396)

NET INCOME (LOSS) BEFORE TAXATION	(163,413)	144,750	(18,663)		(144,750)	(163,413)

Income Taxes	(21,817)	—	(21,817)		—	(21,817)

Net Loss	$(185,230)	$144,750	$(40,480)		$(144,750)	$(185,230)

See accompanying notes to combined financial statements

COMPONUS INC., AND ASIA FORGING SUPPLY CO., LTD
PRO FORMA COMBINED — PROFIT AND LOSS
FOR THE QUARTER ENDED MARCH 31, 2008
(unaudited)

	COMPONUS INC., AND
	ASIA FORGING SUPPLY	JPC CAPITAL			Proforma	PROFORMA
	CO., LTD.	PARTNERS, INC.	COMBINED		Adjustments	COMBINED

Net Sales	$3,418,102	$66,593	$3,484,695	(f)	$(66,593)	$3,418,102
Cost of Goods Sold	2,348,060	—	2,348,060		—	2,348,060

Gross Profit	1,070,042	66,593	1,136,635		(66,593)	1,070,042

OPERATING EXPENSES:
General and Administrative	373,978	75,872	449,850	(f)	(75,872)	373,978
Selling	302,910	—	302,910		—	302,910
Research and Development	656	—	656		—	656
Depreciation and Amortization	36,657	631	37,288	(f)	(631)	36,657
Advertising	2,027	345	2,372	(f)	(345)	2,027

Total Operating Expenses	716,228	76,848	793,076		76,848	716,228

INCOME (LOSS) FROM OPERATIONS	353,814	(10,255)	343,559		10,255	353,814

OTHER INCOME AND EXPENSES
Interest expense	(100,378)	—	(100,378)		—	(100,378)
Interest income	—	—	—		—	—
Gain on foreign exchange	(106,662)	—	(106,662)		—	(106,662)
Rental income	—	—	—		—	—
Loss on disposal of fixed asset	—	—	—		—	—
Other	1,530	—	1,530	(f)	—	1,530

Total Other Income (Expense)	(205,510)	—	(205,510)		—	(205,510)

NET INCOME (LOSS) BEFORE TAXATION	148,304	(10,255)	138,049		10,255	148,304

Income Taxes	(126,195)	—	(126,195)		—	(126,195)

Net Income (Loss)	$22,109	$(10,255)	$11,854		$10,255	$22,109

OTHER COMPREHENSIVE LOSS:
Unrealized holding loss on securities, net of tax	—	(8,500)	(8,500)		8,500	—

Comprehensive Income (Loss)	22,109	(18,755)	3,354		18,755	22,109

See accompanying notes to unaudited combined financial statements

NOTE 1 — Merger Transaction
The Share Exchange Transaction is being accounted for as reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission. Componus Inc. and Asia Forging Supply Co., LTD will be considered the accounting acquirer and JPC Capital Partners, Inc. will be considered the acquired for accounting purposes.
Subsequent to the Share Exchange Transaction the financial statements of the combined entity will in substance be those of Componus. The assets, liabilities and historical operations prior to the share exchange transaction will be those of Componus. Subsequent to the date of the Share Exchange Transaction, Componus is deemed to be a continuation of the business of JPC Capital Partners. Therefore post exchange financial statements will include the combined balance sheet of JPC Capital Partners, Inc. and Componus, the historical operations of Componus and the operations of JPC Capital Partners and Componus from the closing date of the Share Exchange Transaction forward.
The outstanding stock of JPC Capital Partners Inc. prior to the Share Exchange Transaction will be accounted for at their net book value and no goodwill will be recognized.
NOTE 2 — Pro Forma Adjustments
The pro forma adjustments to the combined balance sheet give effect to the recapitalization of Componus as of the transactions had occurred at the beginning of the period.
Balance Sheet March 31, 2008
[a] To reflect elimination of assets not transferred as a component of exchange agreement.

[b] To reflect elimination and payment of liabilities not transferred as a component of the exchange agreement.

[c] To effectuate the 2 for 1 reverse stock split of JPC Capital Partners, Inc.

[d] To eliminate the accumulated deficit of JPC Capital Partners, Inc. as an effect of the recapitalization.

[e] To eliminate the unrealized loss on securities as an effect of the recapitalization.

[f] To eliminate the profit and loss of JPC Capital Partners, Inc.
Unaudited pro forma adjustments reflect the following transaction:

a)
Additional Paid-in Capital	$78,653
Assets		$78,653
To reflect the elimination of the assets of JPC Capital Partners, Inc., in connection with the Share Exchange Transaction (or Reverse Merger)

b)
Liabilities	$33,308
Additional Paid-in Capital		$33,308
To reflect the elimination of the liabilities of JPC Capital Partners, Inc., in connection with the Share Exchange Transaction.(or Reverse Merger

c)
Common Stock	$13,296
Additional Paid-in Capital		$13,296
To reflect 2 for 1 reverse stock split of JPC Capital Partners, Inc. Common Stock. Post exchange common shares outstanding 102,296,000

d)
Additional Paid-In Capital	$5,493,704
Accumulated Deficit		$5,493,704
To recapitalize for the Share Exchange Transaction (or Reverse Merger)

e)
Additional Paid-In Capital	$256,250
Unrealized Holding Loss on Securities		$256,250
To recapitalize for the Share Exchange Transaction (or Reverse Merger)

REGULATORY APPROVAL
No federal or state regulatory requirements must be complied with or approval obtained in connection with the Exchange Agreement or the proposals set forth herein.

OUTSTANDING SHARES AND VOTING RIGHTS OF JPC CAPITAL PARTNERS
As of the Record Date, the Company’s authorized capitalization consisted of (i) 95,000,000 shares of Common Stock, of which 26,591,540 shares of common stock were issued and outstanding and (ii) 5,000,000 shares of preferred stock, of which no shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any additional shares of Common Stock. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.
The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. Except as otherwise indicated, JPC Capital Partners, Inc. believes that the beneficial owners of the Common Stock listed below, based on information furnished by the owners, own the shares directly and have sole investment and voting power over the shares. Except as otherwise indicated, all information is as of the Record Date.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
John C. Canouse (3)	16,395,156	61.6%
Joseph C. Canouse (4)(6)	2,274,106	8.6%
J.P. Carey Asset Management, LLC (4)(5)(6)	4,052,900	15.2%
Jimmie N. Carter	80,000	< 1%
Janet L. Thompson	5,118	< 1%
Directors and Officers as a Group (3 persons)	16,480,274	61.9%
1.	The address for all officers and directors is 3440 Preston Ridge Road, #600, Alpharetta, GA 30005.

2.	Information presented includes shares of Common Stock owned. All stock options issued in 2001 have expired.

3.	These shares are beneficially owned by John C. Canouse through The Rearden Trust and The Four Life Trust which are Canouse Family trusts. The address for both trusts is 3rd Floor, Murdoch House, South Quay, Douglas, Isle of Man, IM15AS and the executor for each is City Trust, Ltd., which has sole voting power over all shares in the trusts. John C. Canouse, our president, chief executive officer and chairman, Joseph C. Canouse, James P. Canouse, Jeffrey M. Canouse and Scott C. Martin are beneficiaries of The Rearden Trust and The Four Life Trust, which collectively hold 66.4.% of our outstanding Common Stock as follows: The Rearden Trust — 16,395,156 (66.1%) and The Four Life Trust — 80,000 (0.3%). While these individuals are the beneficiaries of the trusts, they do not have any affiliation with City Trust, Ltd. nor do they have voting or investment power over the shares. The control person of City Trust, Ltd. is Rodney Margot, its Chairman and principal owner.

4.	The address for Joseph C. Canouse, Cache Capital (USA) L.P., and J. P. Carey Asset Management, LLC is 3440 Preston Ridge Road, #600, Alpharetta, GA 30005.

5.	Includes 36,292 shares owned by Cache Capital (USA) L.P., which is controlled by J.P. Carey Asset Management, LLC.

6.	Joseph C. Canouse is the sole owner of J.P. Carey Asset Management, LLC and is the brother of John C. Canouse.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
The following table provides information concerning the annual and long-term compensation earned by our chief executive officer and each of the five other most highly compensated executive officers of our company during the last three fiscal years ended December 31.

		Annual Compensation			Long Term Compensation		Other

Name and Principal	Year Ended	Salary	Bonus	Other Annual	Securities	LTIP	All Other
Position	December 31			Compensation	Underlying	Payouts	Compensation
				($)	Options/SARs
John C. Canouse	2007	$97,978	—	—		—	—
Chief Executive Officer	2006	$75,000	—	—		—	—
	2005	$96,800	—	—		—	—
Jimmie N. Carter	2007	$96,000	—	—	(1)	—	—
Executive Vice President	2006	$96,000	—	—		—	—
and Chief Financial Officer	2005	$96,000	—	—		—	—
Jose A. Auffant	2007	$0	—	—	(1)	—	—
Executive Vice President	2006	$0	—	—		—	—
and General Counsel	2005	$59,135	—	—		—	—
Janet L. Thompson	2007	$70,000	$500	—	(1)	—	—
Executive Vice President	2006	$70,000	$500	—		—	—
and Chief Compliance	2005	$70,000	$500	—		—	—
Officer
(1)	All stock options granted in 2001 at an exercise price of $1.25 have expired unexercised or were cancelled due to termination of employment.
Option Grants in Last Fiscal Year
None
Compensation of Directors
Directors do not receive any compensation for serving on our Board of Directors, except that JPC Capital Partners, Inc. reimburses them for any expenses incurred in attending directors’ meetings, provided that JPC Capital Partners, Inc. has the resources to pay these fees. No requests for reimbursements were received nor were any fees paid in 2005 or 2004.
Employment Agreements
None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
John C. Canouse, our president, chief executive officer and chairman, is a beneficiary of The Rearden Trust and The Four Life Trust, which collectively hold 70% of our outstanding Common Stock.
We share the services of several employees with J.P. Carey Asset Management, LLC. including John C. Canouse, our president, chief executive officer and chairman, Jimmie N. Carter, our executive vice president and chief financial officer, and Janet L. Thompson, our executive vice president and chief compliance officer. We also benefit from the services provided by employees of the related companies. Generally, shared employees are compensated exclusively by only one of the companies in order to minimize benefit and payroll tax expense. We monitor the amount of time employees devote to each of the companies and allocate the associated labor costs accordingly. We also allocate the office rent expense, communications expense, the cost of healthcare insurance, and other overhead or shared services expense. We recognize any differential in cost and benefit in our financial statements and make the appropriate payment from one company to the other. This is consistent with the SEC shared services accounting procedures promulgated December 2003.
During the year the Company paid $75,000 to JP Carey Asset Management, LLC, a related party for consulting services provided. The Company also received payments of $44,700 from JP Carey Asset Management for assistance provided. The Company allocated expenses of $43,663 to JP Carey Asset Management, LLC for rent, healthcare expense, telephone expense, and administrative support. At December 31, 2007 the Company was owed $15,620 of this amount. The Company also paid $162 in miscellaneous expenses on behalf of JPC Holding Company, Inc., a related party.
During the year the Company made a cash advance of $3,500 to Scott C. Martin, a related party, and commissioned salesperson. Mr. Martin had previously received advances from the Company. No interest was charged for the advances. The advance was outstanding at December 31, 2007.
During the year the Company paid $12,000 to Frank Connor, a related party, for website support, maintenance, and the use of a computer system for the operations of the Company.
OTHER MATTERS
No director of the Company has informed the registrant in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders.
One copy of the Company’s Annual Report on Form 10-KSB and one copy of this Information Statement are being delivered to multiple security holders sharing an address unless the Company has received contrary written instructions. The Company will deliver promptly upon written or oral request a separate copy of the Annual Report this Information Statement if such request is made to the Company at the address or phone number set forth on the first page of this Information Statement.
The Company files annual, quarterly and current reports, information statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Company has filed at the Commission’s public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains a web site at www.sec.gov at which reports, information statements and other information (including this Information Statement) regarding the Company are available.
INCORPORATION BY REFERENCE
Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the closing of the Exchange Agreement, will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Time of the Merger. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this Information Statement.
You should rely only on information contained in or incorporated by reference in this information. No persons have been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.
THIS INFORMATION STATEMENT IS DATED JULY 9, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

APPENDIX A
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
OF
JPC CAPITAL PARTNERS, INC.
It is hereby certified that:
     1. The name of the corporation (hereinafter called the “Corporation”) is JPC Capital Partners, Inc.
     2. The certificate of incorporation of the Corporation is hereby amended by striking out Article I thereof and by substituting in lieu of said Article I the following new Article I:
“ARTICLE I: THE NAME OF THE CORPORATION IS “DIAS HOLDING, INC.” (HEREINAFTER REFERRED TO AS THE “CORPORATION”).”
     3. The certificate of incorporation of the Corporation is hereby amended by Article IV thereof and by substituting in lieu of said Article IV the following new Article IV:
“ARTICLE IV. The total number of issued and outstanding shares of common stock of the Corporation as of May 3, 2008 (the “Record Date”) shall be decreased by way of a reverse stock split (the “Stock Split”) in the amount of two (2) shares of common stock for one (1) share of common stock. Any fractions of shares shall be rounded up.
          The amount of the total stock the Corporation is authorized to issue is Two Hundred Fifty Five Million (255,000,000) shares consisting of Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value $0.001 per share (“Common Stock”), and Five Million (5,000,000) shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”). Except as otherwise provided by law, the shares of stock of the Corporation, regardless of class, may be issued by the Corporation from time to time in such amounts, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine. The designations of the Preferred Stock and the powers, preferences, qualifications, limitations or restrictions, and relative rights thereof shall be as follows:
Shares of Preferred Stock may be issued from time to time in one or more series of any number of shares as may be determined from time to time by the Board of Directors; provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock authorized by this Certificate of Incorporation. Each series of Preferred Stock shall be distinctly designated. The voting powers, if any, of each such series and the preferences and relative, participating, option and other special rights of each such series and qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors is hereby expressly granted authority to fix, in the resolution or resolutions providing for the issue of a particular series of Preferred Stock, the voting powers, if any, of each such series and the designations, preferences and relative, participating, option and other special rights of each such series and qualifications, limitations and restrictions thereof to the full extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including (but without limiting the generality of the foregoing) the following:
(1)	the designation of such series;

(2)	the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any class or classes or on any other series of any class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;

(3)	whether the shares of such series may be redeemed by the Corporation, and if so, the times, prices and other terms and conditions of such redemption;

(4)	the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(5)	whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any series of any class or classes of capital stock of the Corporation, and, if the provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and condition of such conversion or exchange;

(6)	the restrictions and conditions, if any, upon the series or reissue of any additional Preferred Shares ranking on a parity with or prior to such shares as to dividends or upon dissolution;

(7)	the rights of the holders of the shares of such series upon the liquidation or distribution of assets of the Corporation, which rights may be different in the case of a voluntary liquidation than in the case of an involuntary liquidation
Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board creating any series of Preferred Shares, the holders of any such series shall have no voting power whatsoever.
     4. The certificate of incorporation of the Corporation is hereby amended by striking out Article VI subsection B thereof in its entirety. The remainder of Article VI (subsections A, C, D and E) shall remain in full force and effect.
     5. The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.
Signed on __________, 2008:

JPC CAPITAL PARTNERS, INC.
By:
	Name:	John C. Canouse
	Title:	Chief Executive Officer

APPENDIX B
Componus Inc. and Asia Forging Supply Co., Ltd
Consolidated Financial Statements
(Unaudited)
March 31, 2008

Componus Inc. and Asia Forging Supply Co., Ltd.
Consolidated Financial Statements
(Unaudited)
Table of Contents

Page No.
Consolidated Balance Sheets as of March 31, 2008 (unaudited) and December 31, 2007 (audited)	1
Consolidated Statement of Operations for three months ended March 31, 2008 (unaudited) and March 31, 2007 (unaudited)	2
Consolidated Statement of Stockholder’s Equity for three months ended March 31, 2008 (unaudited) and March 31, 2007 (unaudited)	3
Consolidated Statements of Cash Flow for three months ended March 31, 2008 (unaudited) and March 31, 2007 (unaudited)	4
Notes to Consolidated Financial Statements	5-12

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(IN US$)

Assets	March 31,	December 31,
	2008	2007
Current assets:
Cash and bank deposits	$534,724	$727,415
Accounts receivable, net of factoring and allowance for doubtful accounts of $106,162 and $37,241, respectively	2,065,495	1,712,957
Notes receivables, net of allowance for doubtful accounts of $23,338 and $690, respectively	147,890	68,420
Inventory	3,016,424	2,692,196
Prepaid expenses and other current assets	1,144,475	954,989

Total current assets	6,909,008	6,155,977

Fixed assets:
Land	1,411,063	1,321,673
Plant and equipment, net	2,512,585	2,251,748

Total fixed assets, net	3,923,648	3,573,421

Other assets	567,777	456,471

Total assets	$11,400,433	$10,185,869

Liabilities and stockholders’ equity
Current liabilities:
Short-term loans and current portion of long-term debt	$3,905,423	$3,153,369
Accounts payables	2,755,489	2,658,645
Accrued expenses	836,425	809,708
Advances on collection	295,646	180,790
Financing proceeds from stockholders	41,213	38,602
Other current liabilities	33,283	5,044

Total current liabilities	7,867,479	6,846,158
Long-term debt and other liabilities	1,505,467	1,481,184

Total liabilities	9,372,946	8,327,342

Stockholders’ equity:
Common Stock of 0.001 par value per share — authorized, 500,000,000; Outstanding, 89,000,000 at March 31, 2008 and December 31, 2007	89,000	89,000
Additional paid in capital	2,409,015	2,409,015
Legal reserve	14,220	14,220
Foreign currency translation adjustment	151,661	4,810
Accumulated deficit	(636,409)	(658,518)

Total stockholders’ equity	2,027,487	1,858,527

Total liabilities and stockholders’ equity	$11,400,433	$10,185,869

The accompanying notes are an integral part of the financial statements.

1

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)
(IN US$)

	Three months ended
	March 31
	2008	2007
Net sales	$3,418,102	$2,178,449
Cost of goods sold	2,348,060	1,473,600

Gross profit	1,070,042	704,849

Operating expenses
General and administrative	373,978	526,451
Selling	302,910	346,016
Depreciation and amortization	36,657	32,484
Advertising	2,027	11,690
Research and development	656	486

Total operating expenses	716,228	917,127

Income (loss) from operations	353,814	(212,278)
Other income (expenses)
Interest expense	(100,378)	(100,719)
(Loss) gain on foreign exchange, net	(106,662)	15,470
Loss on sales of fixed assets	—	(20,177)
Other	1,530	27,096

Income (loss) before income tax	148,304	(290,608)
Income tax	(126,195)	(38,935)

Net income (loss)	$22,109	$(329,543)

Profit (loss) per share:
Basic and diluted per share	0.0003	(.0026)

Weighted average shares outstanding:
Basic and diluted	89,000,000	125,000,000
The accompanying notes are an integral part of the financial statements.

2

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
(IN US$)

							Total
	Capital		Legal	Additional Paid	Foreign Currency	Accumulated	Stockholders’
	Stock	Value	Reserve	In Capital	Adjustment	deficit	Equity
	$	$	$	$	$	$	$
December 31, 2006	125,000,000	125,000	2,626	2,346,515	(3,544)	(461,694)	2,008,903
Stock split 2-1	(62,500,000)	(62,500)	—	62,500	—	—	—
Shares issued for services	26,500,000	26,500	—	—	—	—	26,500
Legal reserve	—	—	11,594	—	—	(11,594)	—
Foreign currency adjustment	—	—	—	—	8,354	—	8,354
Net loss	—	—	—	—	—	(185,230)	(185,230)

December 31, 2007	89,000,000	89,000	14,220	2,409,015	4,810	(658,518)	1,858,527

Foreign currency adjustment	—	—	—	—	146,851	—	146,851
Net profit	—	—	—	—	—	22,109	22,109

March 31, 2008	89,000,000	$89,000	$14,220	$2,409,015	$151,661	$(636,409)	$2,027,487

The accompanying notes are an integral part of the financial statements.

3

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)
(IN US$)

	Three months ended
	March 31
	2008	2007
Cash flows from operation activities
Net income (loss)	$22,109	$(329,543)
Adjustments to reconcile net profit to cash from operating activities:
Depreciation and amortization	36,657	32,484
Loss on sale of fixed assets	—	20,177
Changes in assets and liabilities:
Accounts receivable and notes receivable	(432,008)	1,756,014
Inventory	(324,228)	(636,223)
Prepaid expenses and other assets	(299,323)	(36,143)
Accounts payable	96,844	(1,060,287)
Accrued expenses	26,717	(21,549)
Advances on collection	114,856	801,169
Other current liabilities	28,239	4,509

Cash flows (used in) provided by from operating activities	(730,137)	530,608

Cash flows from investing activities
Additions to plant and equipment	(111,186)	(21,718)
Proceed from sales of fixed assets	—	8,933
Additions of current investments	—	(40,627)
Sales of long term investments	—	46,035

Net cash used in investing activities	(111,186)	(7,377)

Cash flows from financing activities
Proceeds (repayment) of short-term loans	752,054	(602,987)
Proceeds from long-term loans	12,435	83,781
Proceeds from (repayment) to stockholders	2,611	(112,183)
Increase in guarantee deposits	11,848	—

Net cash provided by (used in) financing activities	778,948	(631,389)

Effect of exchange rate changes on cash	(130,316)	17,880

Net decrease in cash and cash equivalents	(192,691)	(90,278)

Beginning cash and cash equivalents	727,415	1,287,354

Ending cash and cash equivalents	$534,724	$1,197,076

Supplemental disclosure of cash flow information:
Cash paid for interest	$104,130	$100,719
Cash paid for income taxes	—	$26,047
The accompanying notes are an integral part of the financial statements.

4

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Nature of Business and Basis of Presentation
Nature of Business
Componus, Inc. (“the Corporation”) was incorporated in Canada on January 21, 2005 under the Canada Business Corporations Act under the name Tritac Finvest Corporation.
On December 20, 2005 Componus, Inc. affected a name change from Tritac Finvest Corporation and a change in its jurisdiction of incorporation to the State of Nevada, USA and remains a publicly traded company. Componus, Inc. then merged with Asia Forging Supply Co., Ltd to form Componus, Inc. on March 20, 2006.
Asia Forging Supply Co., Ltd. (“the Subsidiary”), was incorporated in December 1997, in the Republic of China (ROC), engages mainly international business in forging parts for automobiles. All manufacturing and administration offices are located in Shindian City, Taipei, Taiwan. There are 3 inventory warehouse locations in the Midwest United States and one in Canada.
Componus Inc. has an administrative office in Bay City, Michigan and headquarters in Taipei, Taiwan.
On March 20, 2008, JPC Capital Partners, Inc. (“JPC”), a company incorporated in Delaware, US, executed a Stock Purchase Agreement and Share Exchange (the “Agreement”) with the Corporation. The Agreement provides for the acquisition of the Corporation whereby the Corporation shall become a wholly owned subsidiary of JPC. In connection with acquisition of the Corporation, JPC shall issue 89,000,000 total shares of common stock, which will represent and equate to 87.25% of the total issued and outstanding common stock of JPC after the transaction is closed. These shares will be issued in exchange for all of the issued and outstanding shares of the Corporation. The Corporation also shall pay to JPC up to $25,000 for reimbursement of its legal fees incurred as a result of the transactions contemplated by the Agreement. The agreement was executed in 2008.
The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.
Note 2 — Summary of Significant Accounting Policies
Basis of Consolidation — The consolidated financial statements included the account of Componus Inc. and all entities (collectively known as “the Group”) in which Componus Inc. has a controlling voting interest (“subsidiary”) and a variable interest entity (“VIE”) where Componus Inc. is determined to be the primary beneficiary. Componus Inc. is deemed to be the primary beneficiary if the Corporation bears a majority of the risk to the entity’s potential losses or stand to gain from a majority of the entity’s expected returns. All significant intercompany accounts and transactions between consolidated companies have been eliminated in consolidation.
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents — Cash and cash equivalents include cash on hand, cash on deposits and all short-term highly liquid investments purchased with remaining maturities of three months or less. There is $171,143 pledged as collateral for the short term debts.

5

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies (continued)
Fair Value of Financial Instruments — The carrying amount of cash, accounts receivable and accounts payable approximates fair value due to the short-term nature of these instruments.
Inventory — Inventory is stated at the lower of cost (first-in, first-out method) and at March 31, 2008 had a value of $3,016,424 ($2,692,196 for December 31, 2007).

	March 31, 2008	December 31, 2007
Raw material	$168,738	—
Finished goods in Taiwan	$1,609,992	$1,397,696
Stock in the United States and Canada	$1,237,694	$1,294,500

	$3,016,424	$2,692,196

Property and Equipment — Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets (5 years for mould equipments, 5 years for transportation equipment and 5 years for computer and office equipment). Upon sale or retirement of assets, the cost and related accumulated depreciation or amortization is eliminated from the respective amounts and any resulting gains or losses are reflected in operations. Expenditures for repairs and maintenance costs are expensed as incurred.
Revenue Recognition — Revenues are recognized in connection with sales of products when all of the conditions are met: (1) there exists evidence of an arrangement with the customer, typically consisting of a purchase order or contract; (2) products have been delivered and title and risk of loss has passed to the customer, which occurs when a product is shipped under customary terms, generally FOB shipping point; (3) the amount of revenue is fixed or determinable; and (4) it is probable that the amount sold will be collected.
Total allowances for doubtful accounts for the accounts receivable and notes receivable of $129,500 as of March 31, 2008 and $37,931 as of December 31, 2007 were provided to reserve for credit losses as a result of customers’ inability to pay. The amount reserved for accounts receivable and notes receivable is based upon the historical trend data. These valuation reserves are periodically re-evaluated and adjusted as more information about the ultimate collectability of accounts receivable and notes receivable become available.
Advertising costs are expensed as incurred. Advertising costs were $2,027 for the three months ended March 31, 2008 and $11,690 for the three months ended March 31, 2007.
Selling costs were $302,910 for the three months ended March 31, 2008 and $346,016 for the three months ended March 31, 2007.
General and administrative costs were $373,978 for the three months ended March 31, 2008 and $526,451 for the three months ended March 31, 2007.
Research and development costs were $656 for the three months ended March 31, 2008 and $486 for the three months ended March 31, 2007.

6

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies (continued)
Off-Balance-Sheet Risk and Concentration of Credit Risk — Financial instruments that potentially expose concentrations of credit risk primarily consist of cash and cash equivalents, investments and accounts receivable. Management believes there are no significant off-balance-sheet risks such as those associated with foreign exchange contracts, option contracts or other foreign exchange hedging arrangements. With respect to concentration of credit risk, the Company has cash investment policies which, among other things, limit investments to investment-grade securities. Ongoing credit evaluations of the customers are performed and allowances for potential credit losses maintained.
Geographic Information — Product revenues primarily from customers based in the following geographic areas for the three months ended March 31, 2008 and 2007 were as follows:

	2008	2007
North America and Mexico	$2,731,048	$3,347,418
Asia	$318,841	$219,786
Europe	$74,780	$108,119
Foreign Currency — The functional currency of the Group’s foreign subsidiary is the local currency. The assets and liabilities of the subsidiary whose functional currencies are other than the U.S. dollar are translated into U.S. dollars at the current exchange rate in effect at the balance sheet date. Income and expense items for these entities are translated using the average exchange rate for the period. Cumulative translation adjustments are included in foreign currency translation adjustment, which is reflected as a separate component of stockholders’ equity.
Intangible Assets — Intangible assets with finite lives are amortized over their respective estimated useful lives. The amount of intangible assets to be amortized shall be the amount initially assigned to that asset less any residual value. Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used to evaluate long-lived described below.
Impairment of Long-Lived Assets Other than Goodwill — Long-lived assets held and used, including intangible assets with finite lives are tested for recoverability when circumstances indicate that the carrying amount of assets may not be recoverable. Recoverability of long-lived assets is evaluated by comparing the carrying amount of an asset or asset group to management’s best estimate of the undiscounted future operating cash flows expected to be generated by the asset or asset group. If these comparisons indicate that the asset or asset group is not recoverable, an impairment loss is recognized for the amount by which the carrying value of the asset or asset group exceeds fair value. Fair value is determined by quoted market price, if available, or an estimate of projected future operating cash flows, discounted using a rate that reflects the related average operating cost of fund.

7

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements — In December 2007, the Financial Accounting Standard Board (FASB) issued SFAS No.160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51”. This statement establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary, and expands disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent’s owners and the interests of the noncontrolling owners of a subsidiary. The statement also requires consolidated net income to be reported and disclose on the face of the consolidated statement of income at amounts that include the amounts attributable to both the parent and the noncontrolling interest. This Statement establishes decreases in a parent’s ownership interest in a subsidiary could be accounted for only equity transactions. The provision of SFAS No.160 is effective beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The Group does not expect the adoption of SFAS No. 160 to have a material impact on the condensed consolidated financial statements.
In December 2007, the FASB issued SFAS No.141, “Business Combinations”. The statement established the accounting for goodwill and assets and liabilities arising from contingency. It defines a bargain purchase as a business combination. It required the “negative goodwill” amount to be allocated as a pro rata reduction of the amounts that otherwise would have been assigned to particular assets acquired. Also, the provision require to recognize assets or liabilities arising from all other contingencies as of the acquisition date, measured at their acquisition-date fair values, only if it is more likely than not that they meet the definition of an asset or a liability in FASB Concepts Statement No. 6, Elements of Financial Statements. This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Group does not expect the adoption of SFAS No. 141 to have a material impact on the condensed consolidated financial statements.
In February 2007, the FASB issued SFAS No.159, “The Fair Value Option for Financial Assets and Financial Liabilities”. SFAS No.159 permits companies to choose to measure certain financial instruments and certain other items at fair value. The standard requires that unrealized gains and losses on items for which the fair value option has been elected be reported in earnings. SFAS No.159 is effective for the company beginning in the first quarter of fiscal year 2008, although earlier adoption is permitted. The Group does not expect the adoption of SFAS No. 159 to have a material impact on the condensed consolidated financial statements.
In September 2006, the FASB issued SFAS No.157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No.157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The transition adjustment, which is measured as the difference between the carrying amount and the fair value of those financial instruments at the date this statement is initially applied, should be recognized as a cumulative effect adjustment to the opening balance of retained earnings for the fiscal year in which this statement is initially applied. The provisions of SFAS No.157 are effective for us beginning January 1, 2008. The Group does not expect the adoption of SFAS No. 157 to have a material impact on the condensed consolidated financial statements.

8

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 — Prepaid Expense and Other Current Assets
Prepaid expenses and other current assets were comprised of the following: -

	March 31,	December 31,
	2008	2007
	US$	US$
Prepaid Expenses	$332,009	$479,340
Purchases in advance	436,359	294,206
Prepaid commission	260,110	—
VAT on purchases	78,208	66,326
Other receivables	35,125	96,269
Temporary payment	2,664	—
Supplies	—	14,443
Prepaid income tax	—	4,405

Total	$1,144,475	$954,989

Note 4 — Property and Equipment
Property and equipment and the related accumulated depreciation consisted of the following: -

	March 31,	December 31,
	2008	2007
	US$	US$
Plant and equipment:
Buildings	$1,441,161	$1,349,863
Transportation equipment	228,137	190,969
Office equipment	412,529	386,396
Mold and miscellaneous equipment	1,636,462	1,451,365

Total cost	$3,718,289	$3,378,593

Accumulated depreciation:
Buildings	$118,864	$104,699
Transportation equipment	139,052	129,759
Office equipment	270,373	249,227
Mold and miscellaneous equipment	677,415	643,160

Total accumulated depreciation	$1,205,704	$1,126,845

Plant and equipment — net	$2,512,585	$2,251,748

Depreciation and amortization expense was $36,657 for the three months ended March 31, 2008 and $29,543 for the three months ended March 31, 2007.

9

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 5 — Other assets

	March 31,	December 31,
	2008	2007
	US$	US$
Guarantee deposit paid	$300,828	$190,832
Other	—	160
Intangible assets
At cost	329,723	308,835
Accumulated amortization	(62,774)	(43,356)

	$567,777	$456,471

The intangible assets are amortized over five years and the amortization expense of $15,892 was recorded in the financial statement for the three months ended March 31, 2008. ($2,941 for the three months ended March 31, 2007)
Note 6 — Debt

			March 31,	December 31,
	Interest		2008	2007
Description	Rate	Maturities	US$	US$
Short-term debt and current portion of long-term debt:
Unsecured foreign bank loan	3.17% to 7%	2008	$1,999,717	$1,171,429
Secured foreign bank loan	3.17% to 7%	2008	1,780,909	1,762,574
Current portion of long-term debt		2008	124,797	219,366

Total short-term debt and current portion of long-term debt			3,905,423	3,153,369

Long-term debt
Secured foreign bank loan	3.01%	2020	1,618,416	1,540,194
Unsecured foreign bank loan	3.35% to 6%	2008-2009	—	160,356
Current portion of long-term debt			(124,797)	(219,366)

Long term debt			1,493,619	1,481,184

Total debt			$5,399,042	$4,634,553

Maturities of debt are as follows:

Fiscal year ending December 31	Debt
2008 (Remaining of 9 months)	$3,905,423
2009	108,282
2010	111,061
2011	114,336
2012	117,807
Thereafter	1,042,133

Total	$5,399,042

The foreign bank loans were collateralized by time deposit of $171,143 and land and building of the subsidiary of $2,733,360 and letter of guarantees signed by two officers of the Group with limit of $993,000.

10

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7 — Accrued expenses

	March 31,	December 31,
	2008	2007
	US$	US$
Salaries and wages	$162,850	$124,962
Commission	108,782	116,330
Interest	18,542	17,366
Tax	100,637	—
Other	445,614	551,050

	$836,425	$809,708

Note 8 — Profit per share
Profit per share at March 31, 2008 was $0.0003 based on a weighted average of 89,000,000 shares outstanding. Loss per share at March 31, 2007 was $0.0026 based on weighted average of 125,000,000.
Note 9 — Income taxes
The corporation is not subject to US tax. The subsidiary is subject to tax and file income tax return in Taiwan. The tax rate reported for the three months ended March 31, 2008 is 25%. The foreign tax authority has completed its examination of tax return of fiscal year 2005. As of December 31, 2005, the tax authority had proposed the adjustments and the subsidiary had agreed that. The effect of the adjustments had been reflected in the financial statements. The income tax return 2006 of the subsidiary is currently under examination by the foreign tax authority.
Note 10 — Related Party Transactions
As of March 31, 2008, financing proceeds from stockholder, Mr. Huang Hung-Lang were $41,213 (December 31, 2007- $38,602).
The Corporation provided no collateral to the party for the above financing proceeds and these proceeds represented a non-interest bearing charge to the Corporation.
Note 11 — Commitments and Contingencies
Rent expense for the three months ended March 31, 2008 was $8,697 ($22,800 for the three months ended March 31, 2007). The Group has signed a 3-year rental agreement with a renewal option for its warehouse locations in the U.S.A. The future payments for lease in effect at March 31, 2008 were as follows: -

Fiscal year ending December 31
2008 (Remaining 9 months)	$145,022
2009	194,737
2010	164,175

Total	$503,934

At March 31, 2008, accounts receivable in the amount of $635,104 ($1,070,623 at December 31, 2007) of the Group had been settled by factoring and subject to the recourse of the financial institutions.

11

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12 — Stockholders’ Equity
The company is authorized to issue 500,000,000 common shares with a $0.001 par value.
On September 12, 2007, the Board of directors of Componus Inc announced a reverse stock split of 2 to 1. The 125,000,000 shares issued and outstanding prior to this date were changed to be 62,500,000 shares issued and outstanding. On September 13 and December 20, 2007, a total 26,500,000 shares were issued to individuals for services provided to the Group. They were valued at $26,500 and charged to General and Administrative Expenses for the year ended December 31, 2007.
On March 31, 2008 there were 89,000,000 shares issued and outstanding with a value of $89,000. Foreign currency adjustment had a value of $151,661 and the accumulated deficit as of March 31, 2008 was ($636,409).
Note 13 — Variable Interest Entity
Asia Forging Inc. (“AFI”), a private corporation incorporated in Michigan, USA, is a variable interest entity of the Corporation. The Corporation, being the primary beneficiary, has consolidated the operation result and financial position of AFI for the three months ended March 31, 2008.
AFI was principally engaged to receive payment from customers for the Subsidiary and make payments to the staff in USA for the Subsidiary. No consolidated assets of the Group were collateral for AFI. The creditors of AFI have no recourse to the general credit of the Group.

12

Componus Inc. and Asia Forging Supply Co., Ltd.
Consolidated Financial Statements
December 31, 2007 and 2006

Table of Contents

Page No.
Consolidated Balance Sheets
December 31, 2007 and (Restated) December 31, 2006	1

Consolidated Statement of Operations
For the year ended December 31, 2007 and
For the (Restated) nine months ended December 31, 2006	2

Consolidated Statement of Changes in Stockholders’ Equity
For the year ended December 31, 2007 and
For the (Restated) nine months ended December 31, 2006	3

Consolidated Statements of Cash Flow
For the year ended December 31, 2007 and
For the (Restated) nine months ended December 31, 2006	4

Notes to Consolidated Financial Statements	5-15

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND 2006
(IN US$)

		RESTATED
	2007	2006
ASSETS
CURRENT ASSETS:
Cash and bank deposits	$727,415	$1,287,354
Investment certificate, net of impairment loss	—	306,900
Accounts receivable, net of factoring and allowance for doubtful accounts of $121,331 and $65,028, respectively	1,712,957	5,013,846
Notes receivables, net of allowance for doubtful accounts of $691 and $1,440, respectively	68,420	142,541
Inventory	2,692,196	2,188,910
Prepaid expenses and other current assets	954,989	899,289

Total current assets	6,155,977	9,838,840
FIXED ASSETS:
Land	1,321,673	1,315,795
Plant and equipment, net	2,251,748	2,328,353

Total fixed assets, net	3,573,421	3,644,148

OTHER ASSETS	456,471	260,443
LONG TERM INVESTMENTS	—	46,035

TOTAL ASSETS	$10,185,869	$13,789,466

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term loans and current portion of long-term debt	$3,153,369	$5,139,603
Accounts payables	2,658,645	3,925,639
Accrued expenses	809,708	740,735
Advances on collection	180,790	21,263
Financing proceeds from stockholders	38,602	284,496
Other current liabilities	5,044	25,540

Total current liabilities	6,846,158	10,137,276
LONG-TERM DEBT AND OTHER LIABILITIES:
Long term debt	1,481,184	1,635,921
Guarantee deposits	—	7,366

Total Long-term debt and other liabilities	1,481,184	1,643,287

TOTAL LIABILITIES	8,327,342	11,780,563

STOCKHOLDERS’ EQUITY:
Common Stock of 0.001 par value per share — authorized, 500,000,000; 89,000,000 issued and outstanding as of December 31, 2007 and 125,000,000 issued and outstanding as of December 31, 2006	89,000	125,000
Additional paid in capital	2,409,015	2,346,515
Legal reserve	14,220	2,626
Foreign currency translation adjustment	4,810	(3,544)
Unappropriated earnings	(658,518)	(461,694)

TOTAL STOCKHOLDERS’ EQUITY	1,858,527	2,008,903

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$10,185,869	$13,789,466

The accompanying notes are an integral part of these financial statements.

1

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED STATEMENT OF OPERATIONS
(IN US$)

		RESTATED
	Year ended	Nine months ended
	December 31,	December 31,
	2007	2006
NET SALES	$14,593,144	$12,342,087

COST OF GOODS SOLD	10,156,280	9,188,458

GROSS PROFIT	4,436,864	3,153,629

OPERATING EXPENSES:
General and administrative	2,259,993	1,490,778
Selling	1,266,900	1,192,372
Research and development	48,219	335,017
Depreciation and amortization	230,833	216,491
Advertising	150,184	125,146
Bad debts	82,351	—

Total operating expenses	4,038,480	3,359,804

PROFIT (LOSS) FROM OPERATIONS	398,384	(206,175)

IMPAIRMENT LOSS	(304,401)	—
OTHER INCOME (EXPENSES):
Interest expense	(402,708)	(352,382)
Interest income	22,377	16,698
Gain on foreign exchange, net	20,211	39,470
Rental income	38,267	—
Loss on disposal of fixed asset	(23,772)	—
Other	88,229	43,321

LOSS BEFORE TAXATION	(163,413)	(459,068)

Income tax	(21,817)	—

NET LOSS	$(185,230)	$(459,068)

LOSS PER SHARE:
Basic and diluted per share	(0.0017)	(0.0037)

WEIGHTED AVERAGE SHARES OUTSTANDING:	107,986,301	125,000,000
Basic and diluted
The accompanying notes are an integral part of these financial statements.

2

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
For the period April 1, 2006 to December 31, 2007
(IN US$)

							Total
	Capital		Legal	Additional Paid	Foreign Currency	Unappropriated	Shareholders'
	Stock	Value	Reserve	In Capital	Adjustment	Earnings	Equity
Balance April 1, 2006 (RESTATED)	35,000,000	$35,000	—	2,346,515	—	—	$2,381,515
Shares issued for services	90,000,000	90,000	—	—	—	—	90,000
Legal reserve	—	—	$2,626	—	—	$(2,626)	—
Foreign currency adjustment	—	—	—	—	$(3,544)	—	(3,544)
Net loss (RESTATED)	—	—	—	—	—	(459,068)	(459,068)

Balance December 31, 2006 (RESTATED)	125,000,000	125,000	2,626	2,346,515	(3,544)	(461,694)	2,008,903

Stock split 2 for1	(62,500,000)	(62,500)	—	62,500	—	—	—
Shares issued for services	26,500,000	26,500	—	—	—	—	26,500
Legal reserve	—	—	11,594	—	—	(11,594)	—
Foreign currency adjustment	—	—	—	—	8,354	—	8,354
Net loss	—	—	—	—	—	(185,230)	(185,230)

Balance December 31, 2007	89,000,000	$89,000	$14,220	$2,409,015	$4,810	$(658,518)	$1,858,527

The accompanying notes are an integral part of these financial statements.

3

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
(IN US$)

	Year ended	RESTATED
	December 31,	Nine months ended
	2007	December 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(185,230)	$(459,068)
Adjustments to reconcile net loss to cash from operating activities:
Depreciation and amortization	230,833	216,491
Stock issued for services	26,500	90,000
Impairment loss	304,401
Loss on disposal of fixed assets	23,772	—
Changes in assets and liabilities:
Accounts receivable and notes receivable	3,375,011	(156,918)
Inventory	(503,286)	87,448
Prepaid expenses and other assets	(273,786)	(28,166)
Accounts payable	(1,266,994)	1,214,901
Accrued expenses	68,973	130,537
Advances on collection	159,527	(154,977)
Other current liabilities	(27,862)	17,621

Cash flows from operating activities	1,931,859	957,870

CASH FLOWS FROM INVESTING ACTIVITIES
Sale of investment	46,035	—
Additions to current investment	—	(306,900)
Addition to long-term investment	—	75
Additions to plant and equipment	(175,341)	(123,960)
Sale proceed from disposal of fixed asset	19,398	—

Net cash used in investing activities	(109,908)	(430,785)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of short-term loans	(1,986,234)	(384,429)
Repayment of long-term loans	(154,737)	(68,407)
Decrease in financing proceeds from stockholders	(245,894)	27,756
Increase in guarantee plant and equipment	—	(12)

Net cash provided by financing activities	(2,386,865)	(425,092)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	4,975	(3,545)

NET INCREASE IN CASH AND EQUIVALENTS	(559,939)	98,448

CASH AND EQUIVALENTS — BEGINNING OF PERIOD	1,287,354	1,188,906

CASH AND EQUIVALENTS — END OF YEAR	$727,415	$1,287,354

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$397,494	$451,854
Cash paid for income taxes	$6,460	$71,111
The accompanying notes are an integral part of these financial statements.

4

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 1 — Nature of Business and Basis of Presentation
Nature of Business
Componus, Inc. (“the Corporation”) was incorporated in Canada on January 21, 2005 under the Canada Business Corporations Act under the name Tritac Finvest Corporation.
On December 20, 2005 Componus, Inc. affected a name change from Tritac Finvest Corporation and a change in its jurisdiction of incorporation to the State of Nevada, USA and remains a publicly traded company. Componus, Inc. then merged with Asia Forging Supply Co., Ltd to form Componus, Inc. on March 20, 2006.
Asia Forging Supply Co., Ltd. (“the Subsidiary”), was incorporated in December 1997, in the Republic of China (ROC), engages mainly international business in forging parts for automobiles. The administration offices are located in Shindian City, Taipei, Taiwan. All manufacturing is performed by outside subcontractors in Taiwan. There are two inventory warehouse locations in the Midwest United States.
Componus Inc. has an administrative office in Bay City, Michigan and headquarters in Taipei, Taiwan.
The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.
Note 2 — Summary of Significant Accounting Policies
Basis of Consolidation — The consolidated financial statements included the account of Componus Inc. and Asia Forging Supply Co., Ltd (collectively known as “the Group”) in which Componus Inc. has a controlling voting interest. All significant intercompany accounts and transactions between consolidated companies have been eliminated in consolidation.
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and Equivalents — Cash and cash equivalents include cash on hand, cash on deposits and all short-term highly liquid investments purchased with remaining maturities of three months or less. There is $129,474 pledged as collateral for the short term debts.
Fair Value of Financial Instruments — The carrying amount of cash, accounts receivable and accounts payable approximates fair value due to the short-term nature of these instruments.

5

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 2 — Summary of Significant Accounting Policies (continued)
Inventory — Inventory is stated at the lower of cost (first-in, first-out method) and at December 31, had the following values:

	2007	2006
Raw material	—	$128,892
Finished goods in Taiwan	$1,397,696	1,026,433
Stock in the Midwest United States	1,294,500	1,033,585

	$2,692,196	$2,188,910

Property and Equipment — Property and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets (10 years for molds, 5 years for transportation equipment and 5 years for computer and office equipment). Upon sale or retirement of assets, the cost and related accumulated depreciation or amortization is eliminated from the respective amounts and any resulting gains or losses are reflected in operations. Expenditures for repairs and maintenance costs are expensed as incurred.
Revenue Recognition — Revenues are recognized in connection with sales of products when all of the conditions are met: (1) there exists evidence of an arrangement with the customer, typically consisting of a purchase order or contract; (2) products have been delivered and title and risk of loss has passed to the customer, which occurs when a product is shipped under customary terms, generally FOB shipping point; (3) the amount of revenue is fixed or determinable; and (4) it is probable that the amount sold will be collected.
Total allowances for doubtful accounts for the accounts receivable and notes receivable of $37,932 ($66,468 for 2006) for the year ended December 31, 2007 were provided to reserve for credit losses as a result of customers’ inability to pay. The amount reserved for accounts receivable and notes receivable is based upon the historical trend data. These valuation reserves are periodically re-evaluated and adjusted as more information about the ultimate collectibility of accounts receivable and notes receivable become available. A total of 31% of the accounts receivable is current (0-30 days), and 18% of the outstanding accounts receivable is owed by one customer.
Investment certificate, which matured in 2007, was doubtful on the recoverability. A full provision for impairment loss of $304,401 was provided in the financial statement for year ended December 31, 2007.

6

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 2 — Summary of Significant Accounting Policies (continued)
Advertising costs are expensed as incurred. Advertising costs were $150,184 ($125,146 for 2006) for the year ended December 31, 2007.
Selling costs were $1,266,900 ($1,192,372 for 2006) for the year ended December 31, 2007.
General and administrative costs were $2,259,993 ($1,490,778 for 2006) for the year ended December 31, 2007.
Research and development costs were $48,219 ($335,017 for 2006) for the year ended December 31, 2007.
Off-Balance-Sheet Risk and Concentration of Credit Risk — Financial instruments that potentially expose concentrations of credit risk primarily consist of cash and cash equivalents, investments and accounts receivable. Management believes there are no significant off-balance-sheet risks such as those associated with foreign exchange contracts, option contracts or other foreign exchange hedging arrangements. With respect to concentration of credit risk, the Company has cash investment policies which, among other things, limit investments to investment-grade securities. Ongoing credit evaluations of the customers are performed and allowances for potential credit losses maintained.
Geographic Information — Product revenues for the year ended December 31, 2007 primarily from customers based were as follows:

	2007	2006
North America and Mexico	$13,294,236	$11,760,419
Asia	$1,074,825	$481,964
Europe	$224,083	$99,704
Foreign Currency — The assets and liabilities are translated from New Taiwanese Dollars into U.S. Dollars at year-end exchange rates, and revenues and expenses are translated at average rates prevailing during the year. Resulting translation adjustments are accumulated as part of foreign currency adjustment.
Intangible Assets — Intangible assets with finite lives are amortized over their respective estimated useful lives to their estimated residual values. Identifiable intangible assets that are subject to amortization are evaluated for impairment using a process similar to that used to evaluate long-lived described below.

7

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 2 — Summary of Significant Accounting Policies (continued)
Impairment of Long-Lived Assets Other than Goodwill — Long-lived assets held and used, including intangible assets with finite lives are tested for recoverability when circumstances indicate that the carrying amount of assets may not be recoverable. Recoverability of long-lived assets is evaluated by comparing the carrying amount of an asset or asset group to management’s best estimate of the undiscounted future operating cash flows expected to be generated by the asset or asset group. If these comparisons indicate that the asset or asset group is not recoverable, an impairment loss is recognized for the amount by which the carrying value of the asset or asset group exceeds fair value. Fair value is determined by quoted market price, if available, or an estimate of projected future operating cash flows, discounted using a rate that reflects the related average operating cost of fund.
Recent Accounting Pronouncements — In December 2007, the FASB issued SFAS No.160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51”. This statement establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary, and expands disclosures in the consolidated financial statements that clearly identify and distinguish between the interests of the parent’s owners and the interests of the noncontrolling owners of a subsidiary. The statement also requires consolidated net income to be reported and disclose on the face of the consolidated statement of income at amounts that include the amounts attributable to both the parent and the noncontrolling interest. This Statement establishes decreases in a parent’s ownership interest in a subsidiary could be accounted for only equity transactions. The provision of SFAS No.160 is effective beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited.
In December 2007, the FASB issued SFAS No.141, “Business Combinations”. The statement established the accounting for goodwill and assets and liabilities arising from contingency. It defines a bargain purchase as a business combination. It required the “negative goodwill” amount to be allocated as a pro rata reduction of the amounts that otherwise would have been assigned to particular assets acquired. Also, the provision require to recognize assets or liabilities arising from all other contingencies as of the acquisition date, measured at their acquisition-date fair values, only if it is more likely than not that they meet the definition of an asset or a liability in FASB Concepts Statement No. 6, Elements of Financial Statements. This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.
In February 2007, the FASB issued SFAS No.159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS No.159). SFAS No.159 permits companies to choose to measure certain financial instruments and certain other items at fair value. The standard requires that unrealized gains and losses on items for which the fair value option has been elected be reported in earnings. SFAS No.159 is effective for the company beginning in the first quarter of fiscal year 2008, although earlier adoption is permitted.

8

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 2 — Summary of Significant Accounting Policies (continued)
In September 2006, the Financial Accounting Standard Board (FASB) issued SFAS No.157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No.157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The transition adjustment, which is measured as the difference between the carrying amount and the fair value of those financial instruments at the date this statement is initially applied, should be recognized as a cumulative effect adjustment to the opening balance of retained earnings for the fiscal year in which this statement is initially applied. The provisions of SFAS No.157 are effective for us beginning January 1, 2008.
The management is currently evaluating the impact that the above statements will have on its consolidated financial statements.
Note 3 — Restatement of Prior Years and Prior Period Adjustment
It was discovered during the audit of the financial statements for the year ended December 31, 2007, that molds used in production were being recorded as Other Assets and were not being depreciated since 2003. All adjustments were made to reclassify the molds to Plant and Equipment from Other Assets and depreciation expense was recorded for all periods since 2003. The following is a summary of the effects of the corrections.

Nine Months Ended
December 31, 2006
Prepaids and Other Current Assets
Previously Reported	$1,904,499
Adjusted for correction	$899,289
Plant and Equipment, Net
Previously Reported	$1,602,537
Adjusted for correction	$2,328,352
Shareholders’ Equity April 1, 2006
Previously Reported	$2,583,635
Adjusted for correction	$2,381,515
Net Loss
Previously Reported	$(381,794)
Adjusted for correction	$(459,068)
Basic and diluted loss per common share
Previously Reported	$(0.0031)
Adjusted for correction	$(0.0037)

9

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 4 — Prepaid Expense and Other Current Assets
Prepaid expenses and other current assets were comprised of the following:

		RESTATED
	2007	2006
Prepaid Expenses	$479,340	$500,157
Supplies	14,443	9,907
Purchases in advance	294,206	246,080
Prepaid income tax	4,405	2,465
VAT on purchases	66,326	79,857
Other receivables	96,269	60,823

Total	$954,989	$899,289

10

COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 5 — Property and Equipment
Property and equipment and the related accumulated depreciation consisted of the following:

		RESTATED
	2007	2006
Plant and equipment:
Buildings	$1,349,863	$1,342,764
Transportation equipment	190,969	175,196
Office equipment	386,396	375,676
Other	1,451,365	1,375,458

Total cost	3,378,593	3,269,094

Accumulated depreciation:
Buildings	104,699	77,875
Transportation equipment	129,759	133,279
Office equipment	249,227	205,922
Other	643,160	523,666

Total accumulated depreciation	1,126,845	940,742

Plant and equipment — net	$2,251,748	$2,328,352

Depreciation and amortization expense was $208,775 for the year ended December 31, 2007.
Note 6 — Other assets

	2007	2006
Guarantee deposit paid	$190,832	$199,285
Other	160	1,095
Intangible assets
At cost	308,835	83,754
Accumulated amortization	(43,356)	(23,691)

	$456,471	$260,443

The intangible assets were amortized over five years and the amortization expense of $22,058 was recorded in the financial statement for the year ended 31 December 2007.

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COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 7 — Debt

	Interest
Description	Rate	Maturities	2007	2006
Short-term debt and current portion of long-term debt:
Unsecured foreign bank loan	4.28% to 7.95%	2008	$1,171,429	$986,155
Secured foreign bank loan	4.28% to 7.95%	2008	1,762,574	3,700,845
Current portion of long-term debt		2008	219,366	452,603

Total short-term debt and current portion of long-term debt			3,153,369	5,139,603
Long-term debt
Secured foreign bank loan	3.35% to 6%	2020	1,540,194	2,088,524
Unsecured foreign bank loan	3.35% to 6%	2008-2009	160,356	—
Current portion of long-term debt			(219,366)	(452,603)

Long term debt			1,481,184	1,635,921

Total debt			$4,634,553	$6,775,524

Maturities of debt are as follows:

Year	Debt
2008	$3,153,369
2009	142,525
2010	104,025
2011	107,093
2012	110,344
Thereafter	1,017,197

Total	$4,634,553

The foreign bank loans were collateralized by a time deposit of $129,474 and land and building of the subsidiary and letter of guaranties signed by two officers of the Corporation.
Note 8 — Accrued expenses

	2007	2006
Salaries and wages	$124,962	$108,132
Commission	116,330	94,800
Interest	17,366	25,718
Other	551,050	512,085

	$809,708	$740,735

Note 9 — Profit per share
Loss per share at December 31, 2007 was $(0.0017) based on a weighted average of 107,986,301 shares outstanding.

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COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 10 — Income taxes
Components of income taxes are as follows:

	2007	2006
Earnings from continuing operation before income taxes:
United States	$(38,189)	$(90,209)
Foreign	(147,041)	(291,585)

	$(185,230)	$(381,794)

Current tax expense:
Federal	—	—
State	—	—
Foreign	$(21,187)	—

	$(21,187)	—

Based upon the Republic of China tax laws deferred tax assets and liabilities are provided based upon the differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities and for loss and credit carry forwards, using enacted tax rates expected to be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that these assets may not be realized. Income tax returns through 2005 had been examined by the tax authorities. No provision was made for United States taxes.
Note 11 — Related Party Transactions
As of December 31, 2007, financing proceeds from stockholder, Mr. Huang Hung-Lang was $38,602 ($284,496 for 2006).
The corporation provided no collateral to the party for the above financing proceeds and these proceeds represented a non-interest bearing charge to the Corporation.
Note 12 — Commitments
Rent expense for the year ended December 31, 2007 was $100,843 ($63,466 for 2006). The Group has signed a 3-year rental agreement with a renewal option for its warehouse locations in the U.S.A. The future payment for all leases in effect at December 31, 2007 were as follows:

2008	$170,573
2009	$169,979
2010	$164,175

Total	$504,727

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COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 13 — Stockholders’ Equity
The company is authorized to issue 500,000,000 common shares with a $0.001 par value.
On September 12, 2007, the Board of directors of Componus Inc announced a reverse stock split of 2-1. With 125,000,000 shares issued and outstanding prior to this date, it was reduced to 62,500,000 shares issued and outstanding. 26,500,000 shares were later issued to individuals for services provided to the Company. The shares issued for services were valued at $26,500 and charged to General and Administrative Expenses for the year ended December 31, 2007.
As provided by the Subsidiary’s articles of incorporation, annual net income shall be distributed in the following order:
a. To pay income tax
b. To offset accumulated deficits
c. To appropriate 10% as legal reserve
d. Set aside 2% as employees’ bonus
e. Set aside 3% as directors and supervisors’ bonus
The remaining balance shall be distributed as dividends to shareholders.
Note 14 — Acquisition Agreement
On January 13, 2006, Componus Inc., (“the Corporation’’) a non-operating company incorporated in the State of Nevada, entered into a share exchange agreement with Asia Forging Supply Ltd,, a company incorporated in the Republic of China.
Pursuant to the terms of the agreement, the parties exchanged 7,000,000 shares, all the outstanding shares of Asia Forging Supply Ltd.. for 35,000,000 shares of Componus Inc., worth $35,000.
Consequently, the share exchange between Componus Inc. and Asia Forging Supply Ltd. did not require an adjustment to the historical basis of the assets and liabilities of Asia Forging Supply Ltd. The operations were consolidated as though the transactions occurred as of the beginning of the first accounting period presented in the accompanying consolidated financial statements.
Note 15 — Contingent Liabilities
As of December 31, 2007, the account receivable in sum of $1,070,623 ($371,563 in 2006) of the Company has been settled by factoring and subject to the recourse of the financial institutions.

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COMPONUS INC. AND ASIA FORGING SUPPLY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

Note 16 — Variable interest entity
Asia Forging Inc. (“AFI”), a private corporation incorporated in Michigan, USA, is a variable interest entity of the Corporation. The Corporation, being the primary beneficiary, has consolidated the operation’s results of AFI for the years ended December 31, 2007 and 2006.
AFI was principally engaged to receive payment from customers for the Subsidiary and make payment to the staff in USA for the Subsidiary. No consolidated assets of the Corporation were collateral for AFI. The creditors of AFI have no recourse to the general credit of the Corporation.
Note 17 — Subsequent Event
On March 20, 2008, JPC Capital Partners, Inc. (“JPC”), a company incorporated in Delaware, US, executed a Stock Purchase Agreement and Share Exchange (the “Agreement”) with the Corporation. The Agreement provides for the acquisition of the Corporation whereby the Corporation shall become a wholly owned subsidiary of JPC. In connection with acquisition of the Corporation, JPC shall issue 89,000,000 total shares of common stock, which will represent and equate to 87.25% of the total issued and outstanding common stock of JPC after the transaction is closed. These shares will be issued in exchange for all of the issued and outstanding shares of the Corporation. The Corporation also shall pay to JPC up to $25,000 for reimbursement of its legal fees incurred as a result of the transactions contemplated by the Agreement.

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